Presentation to Fixed Income Investors

June 2012

Disclaimer

[] This presentation includes certain "forward-looking statements" within the meaning of The U. S.  Private Securities Litigation Reform Act of 1995.

[] These statements are based on current expectations and currently available information.

[] Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation

[] We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[] This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

Toyota's Global Businesses

TMC Consolidated Financial Results

                                      Fiscal Year Ended March 31,
(JPY billions)             2010     2011     2012
----------------------- -------- -------- -----------------------
Net Revenues            18,950.9 18,993.6 18,583.6
Operating Income (Loss)    147.5   468.2    355.6
Net Income (Loss)         209.4    408.1    283.5

Source: Toyota Motor Corporation FY2010 , FY2011 and FY2012 Financial Summary

TMC Consolidated Balance Sheet

                                                    FY2011               FY2012
(JPY billions)                           As of March 31, 2011 As of March 31, 2012
---------------------------------------- -------------------- --------------------
Current assets                                     11,829.8              12,321.2
Noncurrent finance receivables, net                5,556.7               5,602.5
Investment and other assets                           6,122.5              6,491.9
Property, plant and equipment, net                   6,309.2               6,235.4
                                         -------------------- --------------------
Total Assets                                      29,818.2              30,651.0
                                         -------------------- --------------------
Liabilities                                       18,898.2              19,584.5
Shareholders' equity                               10,920.0             11,066.5
                                         -------------------- --------------------
Total Liabilities and Shareholders' Equity          29,818.2              30,651.0
                                         -------------------- --------------------

Source: Toyota Motor Corporation FY2011 and FY2012 Financial Summary

Toyota Motor Sales, USA

- For 2012, 40% of the vehicles TMS sells will be all-new or significantly updated
- TMS is launching 19 new or updated models, including 7 from Toyota, 9 from Lexus and 3 from Scion
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has the most fuel-efficient line-up of any full-line OEM
  - 11 hybrid models[1] in TMS line-up and 72% share of the U.S. hybrid market[2]
- Recent and upcoming vehicle launches:
  - Avalon
  - Lexus ES & Hybrid
  - Lexus GS & Hybrid
  - Prius Plug-in Hybrid
  - Prius c
  - Rav 4 Electric Vehicle
  - Scion FR-S
  - Scion IQ Gas & Electric Vehicle

(1) Includes cars and light trucks
(2) Calendar year to date as of May 2012

6

Toyota Motor Sales, USA (2)

- Quality, safety, reliability and product appeal remain high as reflected by numerous 3rd party accolades

2012 JD Power Vehicle Dependability Study Lexus ranked #1, Toyota ranked #3 highest non-premium brand	**2012 IIHS "Top Safety"** TMS earns 16 "top safety" awards, more than any other automaker	**2012 Forbes "Safest Small Cars"** Lexus CT 200H, Scion tC and Toyota Prius
Consumer Reports' 2012 Car-Brand Perception Survey Toyota ranks #1	**Kelley Blue Book 2012 "Best Resale Value"** Toyota best automotive brand Lexus best luxury brand	**Q42011 Kelley Blue Book "Brand Loyalty"** Toyota #1; Lexus #1 (luxury)
2011 Forbes "Safest Trucks of 2011" 8 Toyota & Lexus Trucks & SUVs	**2011 Interbrand's "Best Global Green Brands"** Toyota ranks #1	**2011 JD Power IQS:** Lexus earns 4 segment awards, ranks highest among all nameplates
2011 JD Power CSI Lexus ranks highest of any luxury brand	**2011 Edmunds.com** Lexus receives "Best Retained Value Award" for luxury brands	**2011 IIHS "Top Safety"** TMS earns 8 "top safety" awards

7

Toyota Motor Sales, USA (3)

Avalon

Prius Plug-In

Toyota Motor Sales, USA (4)

Lexus GS

Prius c

Toyota Motor Sales, USA (5)

Lexus LF-LC Concept

Scion FR-S

Toyota Financial Services

TFS Group Global Presence

[] 34 Countries and Regions Worldwide

Toyota Motor Credit Corporation (TMCC)

Toyota Motor Corporation (TMC)

Toyota Financial Services Corporation (TFSC)

Toyota Motor Credit Corporation (TMCC)

[] Nearly 4.0  million active finance contracts (1)

[] AA- (2)/Aa3(2) rated captive finance company

[] Credit support agreement structure with TFSC/TMC

(1) As of March 31, 2012
(2) Outlook negative

Credit Support Agreements

[] Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

-- TFSC will own 100% of TMCC

-- TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding

-- If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due

-- Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities

[] TFSC in turn has the benefit of a credit support agreement with Toyota Motor
Corporation ("TMC")

-- Same key features as TFSC/TMCC credit support agreement

-- TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding

[] TFSC's and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations

* Securities defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset-backed securities issued by TMCC's securitization trusts. 14

TMCC Products and Services

         Consumer                Dealer         Commercial
                                                             ---
            Finance             Finance              Finance           Insurance
------------------- --- ---------------- ------------------- --- ==================
[] Retail           [] Wholesale         [] Forklift         [] Service Agmts
[] Lease            [] Real Estate       [] Hino Medium Duty []  Ext. Warranty
                    []  Working Capital  [] Retail           [] Guaranteed Auto
                    []  Revolving Credit ([]) Lease              Protection
                        Lines                                [] Roadside Assistance

TMCC Business Highlights

[] 2(nd) highest market share ever helped drive strong financing revenues

[] Lowest net charge-off ratio ever

[] 2(nd) lowest residual value losses ever driven by record used vehicle values

[] Highest insurance penetration ever

[] 2(nd) highest operating income(1) ever

[] Treasury Today's 2012 Adam Smith Award winner for Top Treasury Team for
Overall Excellence

(1) Operating Income: pre-tax income, excluding the impact of derivative mark-to-market adjustments

TMCC Financial Performance - Select Data

                                                Fiscal Year Ended March 31,
(USD m illions)                     2008   2009   2010   2011               2012
----------------------------------- ------ ------ ----- ------------------- -----
Total Financing Revenues            8,192  8,800  8,163 8,064               7,429
   add: Other Incom e                686    432    680   779                 717
   less: Interest Expense           7,450  7,132  5,587 4,967               4,639
                 and depreciation
Net Financing Revenues              1,428  2,100  3,256 3,876               3,507
                 and Other Revenues
Net Income (Loss)                   (223)  (623) 1,063 1,853               1,486

Source: TMCC March 31, 2012 10-K

TMCC Earning Asset Composition

Managed Assets (USD billions)

                                 76.8 76.8 74.1 72.6 72.2

Mar-08 Mar-09 Mar-10 Mar-11 Mar-12

Lease Retail Sold (ABS) Wholesale and Other

Source: TMCC March 31, 2012 10-K

Extensive Field Organization

[] Decentralized dealer and field support

[] Centralized servicing and collections (circled)

TMCC Financial Performance - Select Data

                                                    Fiscal Year Ended March 31,
(USD m illions)                          2008  2009  2010   2011                2012
---------------------------------------- ----- ----- ----- -------------------- -----
Over 60 Days Delinquent ()1 )           0.59% 0.68% 0.45% 0.26%                0.18%
Allowance for Credit Losses ()1 ) (2) 0.97% 2.51% 2.31%  1.13%               0.80%
Net Credit Losses ()3)                  0.91% 1.37% 1.03% 0.52%                0.21%

(1) Percentage of gross earning assets

(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses)
plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)

(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated for fiscal years 2008 and 2009 were based on a 150-day charge-off policy, which was changed to 120 days in fiscal
2010

Source: TMCC March 31, 2012 10-K 20

Core Strengths

[] Dealer and customer relationships

[] Data management and analytics

[] Emphasis on innovation and execution excellence

[] Tenured and highly engaged associate base and world class leadership team

TMCC Retail Loan Collateral and ABS Transactions

Credit Decisioning and Collections

[] Major adjustments to credit decisioning implemented beginning in late 2007

-- Identification and minimization of least desirable segments

[] Renewed focus on core Toyota and Lexus business

[] Rededication of collections strategy and staff

-- Re-trained staff and out-sourced high risk collections

-- Emphasis on early intervention

-- Optimization of staff and technology resources

Credit: Results*

[] Retail loan credit performance has shown significant improvement

-- Portfolio-level performance trends show general improvement

-- Recent vintages outperforming older cohorts

Cumulative Net losses: Annual Origination Vintages

4.50%              2005         2006      2007          2008        2009       2010
4.00%
3.50%
3.00%
2.50%
2.00%
 1.50%
 1.00%
0.50%
       --- --- --- ------ --- --- --- --- ----- --- --- ------ --- --- --- --- ---- ---
0.00%
       0   4   8       12 16  20  24  28   32   36  40      44 48  52  56  60   64  68
                                          Month

* Abbreviated for presentation purposes 24 Source: Company reports

Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience [1]

	At March 31,				
	2012	2011	2010	2009	2008
Outstanding Contracts (2)	3,119,781	3,189,591	3,093,894	3,050,178	2,942,565
Number of Accounts Past Due in the following categories					
30 - 59 days	35,162	43,070	55,123	57,547	54,219
60 - 89 days	6,786	8,588	11,722	13,327	13,010
Over 89 days	5,870	9,153	10,953	11,797	9,575
Delinquencies as a Percentage of Contracts Outstanding (3)					
30 - 59 days	1.13%	1.35%	1.78%	1.89%	1.84%
60 - 89 days	0.22%	0.27%	0.38%	0.44%	0.44%
Over 89 days	0.19%	0.29%	0.35%	0.39%	0.33%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

Source: Company reports

25

Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1)

	For the Fiscal Years Ended March 31,				
	2012	2011	2010	2009	2008
Principal Balance Outstanding (2)	44,648,020	45,053,303	43,234,740	43,485,623	42,313,780
Average Principal Balance Outstanding (3)	44,850,661	44,144,021	43,360,181	42,899,702	39,900,783
Number of Contracts Outstanding	3,119,781	3,189,591	3,093,894	3,050,178	2,942,565
Average Number of Contracts Outstanding (3)	3,154,686	3,141,743	3,072,036	2,996,372	2,812,234
Number of Repossessions (4)	42,937	64,710	79,637	81,270	65,785
Number of Repossessions as a Percent of the Number of Contracts Outstanding (7)	1.38%	2.03%	2.57%	2.66%	2.24%
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding (7)	1.36%	2.06%	2.59%	2.71%	2.34%
Gross Charge-Offs (5)(8)	240,736	447,159	724,212	897,508	608,689
Recoveries (6)	78,593	98,105	116,892	87,182	68,511
Net Losses	162,143	349,054	607,320	810,326	540,178
Net Losses as a Percentage of Principal Balance Outstanding (7)	0.36%	0.77%	1.40%	1.86%	1.28%
Net Losses as a Percentage of Average Principal Balance Outstanding (7)	0.36%	0.79%	1.40%	1.89%	1.35%

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.

(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts.

(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.

(4) Includes bankrupt repossessions but excludes bankruptcies.

(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.

(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.

(7) Annualized.

(8) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.

Source: Company reports

26

Origination Profile

TMCC Retail Auto Loan Originations

Origination Year	2007	2008	2009	2010	2011
Number of Pool Assets	1,070,814	1,070,411	824,133	956,010	911,545
Original Pool Balance	23,723,872,435	23,938,411,965	17,974,710,305	21,924,552,881	21,608,462,287
Average Initial Loan Balance	22,155	22,364	21,810	22,933	23,705
Weighted Average Interest Rate	7.64%	6.03%	5.69%	3.91%	3.76%
Weighted Average Original Term	62	63	62	62	63
Weighted Average FICO	708	723	737	738	735
Geographic Concentrations: (Top 5 States)					
	CA-22.9%	CA-20.7%	CA-18.9%	CA-18.0%	CA-18.9%
	TX-11.0%	TX-12.0%	TX-12.1%	TX-13.1%	TX-12.6%
	NY-5.1%	NY-4.8%	NY-5.4%	NY-5.2%	NY-5.4%
	NJ-4.8%	NJ-4.5%	NJ-5.2%	NJ-4.7%	NJ-4.9%
	VA-4.3%	IL-4.3%	IL-4.3%	VA-4.5%	IL-4.1%
Distribution of Assets by Interest Rate: (1)					
<2.0%	11.3%	15.9%	17.1%	35.2%	30.3%
2.0%-3.99%	8.9%	14.7%	17.9%	22.8%	35.9%
4.0%-5.99%	11.6%	20.4%	21.2%	19.3%	17.5%
6.0%-7.99%	31.8%	26.2%	23.9%	13.6%	8.5%
8.0%-9.99%	18.2%	12.6%	11.3%	4.1%	3.2%
10.0%-11.99%	6.0%	3.7%	3.5%	1.7%	1.6%
12.0%-13.99%	2.5%	2.1%	1.7%	0.9%	0.7%
14.0%-15.99%	2.4%	1.3%	1.0%	0.7%	0.6%
16.0% +	7.4%	3.0%	2.3%	1.8%	1.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%
Share of Original Assets:					
% Non-Toyota, Non-Lexus	7.2%	6.1%	4.8%	4.9%	4.4%
% 72+ Month term	7.7%	20.6%	15.1%	9.8%	10.5%
% Used	23.4%	25.4%	29.5%	30.6%	31.5%

(1) Percentages may not add to 100% due to rounding

Source: Company reports

27

Origination Characteristics

Source: Company reports

ABS Deal Comparison

Toyota Auto Owners Trust (TAOT)[1]

Series	2010-B	2010-C	2011-A	2011-B	2012-A [2]
Number of Pool Assets	146,003	104,874	77,857	111,163	95,915
Original Pool Balance ($)	1,842,107,232	1,344,094,647	1,038,130,389	1,573,816,681	1,558,792,743
Average Initial Loan Balance ($)	12,617	12,816	13,334	14,158	16,252
Weighted Average Interest Rate	5.63%	4.06%	3.57%	2.99%	2.89%
Weighted Average FICO	749	755	755	755	754
Original Term (months)	62	60	60	60	61
Geographic Concentrations: (Top 5 States)					
	CA-21.3%	CA-19.5%	CA-19.0%	CA-18.9%	CA-19.8%
	TX-12.8%	TX-11.5%	TX-12.2%	TX-12.0%	TX-12.4%
	PA-5.6%	PA-5.9%	PA-5.4%	PA-4.8%	IL-4.5%
	NJ-4.6%	MD-4.8%	IL-4.6%	NY-4.5%	VA-4.5%
	MD-4.5%	IL-4.6%	MD-4.5%	IL-4.5%	MD-4.1%
Share of Original Assets:					
% Non-Toyota, Non-Lexus	0.0%	0.0%	0.0%	0.0%	0.0%
% 72+ Month term	0.0%	0.0%	0.0%	0.0%	0.0%
% Used	24.6%	19.5%	20.3%	23.8%	27.3%

(1) Abbreviated for presentation purposes
(2) Data based upon statistical pool

29

TAOT Deal Performance

As of June 15, 2012 Payment Date



0.50%
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%

Transaction	Moody's EL	S&P's EL
TAOT 2010-A	1.25% (1)	1.70% - 1.90%
TAOT 2010-B	1.25% (1)	1.50% - 1.70%
TAOT 2010-C	1.15% (1)	1.40% - 1.60%
TAOT 2011-A	1.15%	1.40% - 1.60%
TAOT 2011-B	0.85%	1.15% - 1.35%
TAOT 2012-A	0.70%	0.85% - 1.00%

	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25
TAOT 2010-A	0.00	0.01	0.04	0.06	0.07	0.10	0.12	0.15	0.18	0.20	0.21	0.22	0.23	0.25	0.26	0.27	0.28	0.29	0.29	0.31	0.32	0.32	0.32	0.31	0.31
TAOT 2010-B	0.00	0.00	0.00	0.02	0.06	0.08	0.11	0.13	0.14	0.15	0.16	0.17	0.18	0.20	0.21	0.22	0.22	0.23	0.23	0.23	0.23	0.23	0.24		
TAOT 2010-C	0.00	0.00	0.01	0.02	0.05	0.06	0.07	0.09	0.09	0.10	0.12	0.13	0.13	0.14	0.16	0.17	0.18	0.18	0.19	0.18	0.19				
TAOT 2011-A	0.00	0.00	0.01	0.03	0.04	0.07	0.08	0.10	0.12	0.12	0.13	0.13	0.14	0.14	0.14	0.14									
TAOT 2011-B	0.00	0.00	0.00	0.02	0.03	0.04	0.04	0.05	0.06																
TAOT 2012-A	0.00	0.00																							

(1) Moody's cumulative net loss assumption at initial transaction rating. On September 15, 2011, Moody's announced that it had decreased the transaction CNL assumptions to 0.45%-0.70% for 2010-A & 2010-B and 0.35%-0.60% for 2010-C.

(2) Standard & Poors cumulative net loss assumption at initial transaction rating. On January 17, 2012, Standard & Poors announced that it had decreased the transaction CNL assumptions to 0.45%-0.55% for 2010-A, 0.40%-0.50% for 2010-B and 0.35%-0.45% for 2010-C.

Source: Company reports

30

TMCC Funding Programs

Exceptional Liquidity

[] A-1+/P-1    Direct Commercial Paper Program

[] Backed by $ 13 billion multi-party back-stop  credit facilities:  $ 5 billion 364-day; $ 5 billion 3-year; $ 3 billion 5-year

[] $ 9.2  billion Short-term   Investment Portfolio (1)

[] Over $ 50 billion in salable retail loan and lease receivables

[] Access to various domestic and international term markets

[] Billions of additional capacity in Global Benchmark Markets

[] Inter-company lending infrastructure

[] Credit Support Agreements: TMCC []TFSC  [] TMC

(1) Average balance for fiscal year ended March 31, 2012

Source: TMCC March 31, 2012 10-K

TMCC Funding Program Objectives

[] TMCC is committed to:

-- Maintaining funding diversity and exceptional liquidity

-- Issuing into strong demand with attractive deals

-- Identifying and developing new markets and investor relationships

-- Responding quickly to opportunities with best-in-class    execution

Diversity in Debt Offerings

TMCC Term Debt Outstanding

By Deal Type

By Currency

As of March 31, 2012

Source:Company Reports

Funding Flexibility

Focus on More Diverse Maturities in USD Issuance (1)

(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.

Source:Company Reports

Key Investment Highlights

[] Financial strength supported by strong credit ratings

[] Transparent business model with exceptional liquidity

[] Rational funding programs with long term perspective -- Diversification in bond offerings

-- Focus on proactively meeting needs of market

-- Strong emphasis placed on flexibility and responsiveness